                                                                  EXHIBIT 99.39



                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE


In re:

Great Pacific NW Cruise Line, L.L.C.,


                                                        Case Number 01-10977 EIK

                    Debtor.                             Chapter 11



                       SCHEDULE OF ASSETS AND LIABILITIES
                    DECLARATION UNDER PENALTY OF PERJURY OF
                RANDALL L. TALCOTT, ON BEHALF OF THE CORPORATION

         I, Randall L. Talcott, Vice President -- Finance of Great Pacific NW Cruise Line, L.L.C., the above-captioned debtor and debtor in possession (the "Debtor"), declare under penalty of perjury that I have read the following Summary of Schedules and Schedule A, B, D, E, F, G and H (collectively, the "Schedules"), and that they are true and correct to the best of my knowledge, information and belief. Although every effort has been made to make the Schedules accurate and complete, because of the magnitude and complexity of the task, inadvertent errors and omissions may exist.


Dated: January 2002                    /s/ Randall L. Talcott
                                       -----------------------------------------
                                       Randall L. Talcott
                                       Vice President -- Finance
                                       Great Pacific NW Cruise Line, L.L.C.
                                       Two North Riverside Plaza
                                       Chicago, IL 60606-2609

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: GREAT PACIFIC NW CRUISE LINE, L.L.C.           Case Number:01-10977(EIK)

                       SCHEDULE OF ASSETS AND LIABILITIES

Unless otherwise indicated, data is as of the close of business on October 19, 2001 (the"Petition Date").

The Debtor has used its best efforts to compile the information set forth in these Schedules of Assets and Liabilities from its books and records maintained in the ordinary course of business. The Debtor reserves the right to amend these Schedules of Assets and Liabilities as additional information becomes available.

Certain information set forth in these Schedules of Assets and LIabilities is duplicative of information previously disclosed in the chapter 11 petition or related first day papers filed by the debtors and debtor in possession in the chapter 11 cases jointly administered with the chapter 11 case of Debtor American Classic Voyages Co., Case Number 01-10954 (collectively, "AMCV"). In the course of preparing these Schedules of Assets and Liabilities, the debtor reviewed and, where appropriate, revised such information to the best of its ability, to reflect postpetition accounting adjustments made according to the Debtor's normal accounting practices.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re:GREAT PACIFIC NW CRUISE LINE, L.L.C.                 Case No:01-10977(EIK)

                              SUMMARY OF SCHEDULES

Indicate as to each schedule whether that schedule is attached. Report totals from Schedules A, B, D, E, F, I and J in the boxes provided. Add the amounts from Schedules A and B to determine the total amount of the debtor's assets. Add the amounts from Schedules D, E and F to determine the total amount of the debtor's liability.

                                                   ATTACHED
      NAME OF SCHEDULE                             (YES/NO)      ASSETS                LIABILITIES
      ----------------                             --------      ------                -----------
A.  Real Property                                    Yes               $0.00

B.  Personal Property                                Yes      $71,745,532.51

D.  Creditors Holding Secured Claims                 Yes                                $36,465,626.00
E.  Creditors Holding Unsecured Priority Claims      Yes                                   $237,778.32

F.  Creditors Holding Unsecured Nonpriority Claims   Yes                                $73,121,282.54

G.  Executory Contracts and Unexpired Leases         Yes

H.  Codebtors                                        Yes

  EXHIBITS TO SCHEDULE

I.  Current Income of Individual Debtor(s)           No

J.  Current Expenditure of Individual Debtor(s)      No

             TOTALS                                           $71,745,532.51           $109,824,686.86

GREAT PACIFIC NW CRUISE LINE, L.L.C.                           01-10977 (EIK )
------------------------------------                           ---------------
               Debtor                                              Case No.


                           SCHEDULE A - REAL PROPERTY

             Except as directed below, list all real property in which the debtor has any legal, equitable or future interest, including all property owned as a co-tenant, community property, or in which the debtor has a life estate. Include any property in which the debtor holds rights and powers exercisable for the debtor's own benefit. If the debtor holds no interest in real property, write "None" under "Description and Location of Property."

            Do not include interests in executory contracts and unexpired leases on this schedule. List them in Schedule G - Executory Contracts and Unexpired Leases.

             If an entity claims to have a lien or holds a secured interest in any property, state the amount of the secured claim. See Schedule D. If no entity claims to hold a secured interest in the property, write "None" in the column labeled "Amount of Secured Claim."

             If the debtor is an individual or if a joint petition is filed, state the amount of any exemption claimed in the property only in Schedule C - Property claimed as Exempt.

                                  See Attached

                         UNITED STATES BANKRUPTCY COURT
                         DISTRICT OF DELAWARE

GREAT PACIFIC NW CRUISE LINE, L.L.C.                            01-10977 (EIK )
------------------------------------                            ---------------
           Debtor                                                   Case No.


                           SCHEDULE A - REAL PROPERTY

                                                                                      Net Book Value
                                                                                      of Debtor's Interest
                                                                                      in Property, Without
Description and Location                            Nature of Debtor's                Deducting any Secured        Amount of
of Property                                         Interest in Property              Claim or Exemption        Secured Claim
-----------                                         --------------------              ------------------        -------------

       -None-

                                                              Total Debtor -

                                                Total -

GREAT PACIFIC NW CRUISE LINE, L.L.C.                            01-10977 (EIK )
               Debtor                                               Case No.

                         SCHEDULE B - PERSONAL PROPERTY

             Except as directed below, list all personal property of the debtor of whatever kind. If the debtor has no property in one or more of the categories, identify by inserting the word "None" where appropriate. If additional space is needed in any category, attach a separate sheet properly identified with the case name, case number, and the number of the category. If the debtor is an individual or a joint petition is filed, state the amount of any exemptions claimed on Schedule C - Property Claimed as Exempt.

               Do not include interests in executory contracts and unexpired leases on this schedule. List them in Schedule G - Executory Contracts and Unexpired Leases.

             If the property is being held for the debtor by someone else, state that person's name and address under "Description and Location of Property."

                                  See Attached

                         UNITED STATES BANKRUPTCY COURT
                         DISTRICT OF DELAWARE

In re:    GREAT PACIFIC NW CRUISE LINE, L.L.C.   Case No:       01-10977 (EIK )

                         SCHEDULE B - PERSONAL PROPERTY

                                                                                      DESCRIPTION AND LOCATION        NET BOOK
    TYPE OF PROPERTY                                                     NONE         OF PROPERTY                     VALUE(*)
    ----------------                                                     ----         -----------                     --------
1.   Cash on hand.                                                                    SEE EXHIBIT-B1                 $12,153.85

2.   Checking, savings or other financial accounts, certificates                      SEE EXHIBIT-B2                 $19,469.36
     of deposit, or shares in banks, savings and loan, thrift,
     building and loan, and homestead associations, or
     credit unions, brokerage houses, or cooperatives.

3.   Security deposits with public utilites, telephone                     X          NONE                                $0.00
     companies, landlords and others.

4.   Household goods and furnishings, including audio, video               X          NONE                                $0.00
     and computer equipment.

5.   Books, pictures and other art objects, antiques, stamp,                          SEE EXHIBIT-B5                      $0.00
     coin, record, tape, compact disc and
     other collections or collectibles.

6.   Wearing apparel.                                                      X          NONE                                $0.00

7.   Furs and jewelry.                                                     X          NONE
                                                                                                                          $0.00
8.   Firearms and sports, photographic and other hobby                     X          NONE                                $0.00
     equipment.

9.   Interests in insurance policies. Name of insurance                    X          NONE                                $0.00
     company of each policy and itemize surrender or
     refund value of each.

10.  Annuities. Itemize and name each issuer.                              X          NONE                                $0.00

11.  Interests in IRA, ERISA, Keogh, or other pension or profit            X          NONE                                $0.00
      sharing plan.

12.  Stock and interest in incorporated and unincorporated                 X          NONE                                $0.00

                         UNITED STATES BANKRUPTCY COURT
                         DISTRICT OF DELAWARE

In re:    GREAT PACIFIC NW CRUISE LINE, L.L.C.   Case No:       01-10977 (EIK )

                         SCHEDULE B - PERSONAL PROPERTY

                                                                                     DESCRIPTION AND LOCATION        NET BOOK
    TYPE OF PROPERTY                                                     NONE        OF PROPERTY                     VALUE(*)
    ----------------                                                     ----        -----------                     --------

13.  Interest in partnerships or joint ventures.                          X          NONE                                 $0.00

14.  Government and corporate bonds and other negotiable                  X          NONE                                 $0.00
      and non-negotiable instruments.

15.  Accounts receivable.                                                            SEE EXHIBIT-B15             $25,743,245.47

16.   Alimony, maintenance, support and property settlements              X          NONE                                 $0.00
       to which the debtor is or may be entitled.

17.   Other liquidated debts owing debtor including tax refunds.                     SEE EXHIBIT-B17                      $0.00

18.  Equitable future interests, life estates, and rights or              X          NONE                                 $0.00
      powers exercisable for the benefit of the debtor other than those listed in Schedule of Real Property.

19.  Contingent and noncontigent interests in estate of a                 X          NONE                                 $0.00
      decedent, death benefit plan, life insurance policy or
      trust

20.  Other contingent and unliquidated claims of every nature,                       SEE EXHIBIT-B20                      $0.00
      including tax refunds, counterclaims of the debtor and
      rights to setoff claims.

21.  Patents, copyrights and other intellectual property.                 X          NONE                                 $0.00

22.  Licenses, franchises and other general intangibles.                             SEE EXHIBIT-B22                      $0.00


                         UNITED STATES BANKRUPTCY COURT
                         DISTRICT OF DELAWARE

In re:    GREAT PACIFIC NW CRUISE LINE, L.L.C.   Case No:       01-10977 (EIK )

                         SCHEDULE B - PERSONAL PROPERTY

                                                                                     DESCRIPTION AND LOCATION        NET BOOK
    TYPE OF PROPERTY                                                     NONE        OF PROPERTY                     VALUE(*)
    ----------------                                                     ----        -----------                     --------

23.  Automobiles, trucks, trailers and other vehicles and                            SEE EXHIBIT-B23                   $13,437.45
      accessories.

24.  Boats, motors and accessories.                                                  SEE EXHIBIT-B24               $42,115,452.57

25.  Aircraft and accessories.                                            X          NONE                                   $0.00

26.  Office equipment, furnishings and supplies.                                     SEE EXHIBIT-B26                    $2,237.38

27.  Machinery, fixtures, equipment and supplies used in                             SEE EXHIBIT-B27                    $5,488.10
      business.

28.  Inventory.                                                                      SEE EXHIBIT-B28                  $199,562.36

29.  Animals.                                                             X          NONE                                   $0.00

30.  Crop - growing or harvested.                                         X          NONE                                   $0.00

31.  Farm equipment and implements.                                       X          NONE                                   $0.00

32.  Farm supplies, chemicals and feed.                                   X          NONE                                   $0.00

33.  Other personal property of any kind not already listed.                         SEE EXHIBIT-B33                $3,634,485.97

                                                              TOTAL:                                               $71,745,532.51

                      UNITED STATES BANKRUPTCY COURT                     1/4/02
                        DISTRICT OF DELAWARE                       Page 1 of 13

In re:    GREAT PACIFIC NW CRUISE LINE, L.L.C.   Case No:       01-10977 (EIK )

                         SCHEDULE B - PERSONAL PROPERTY
                                   EXHIBIT B1

  Asset Id               Description                             Location                                      Net Book Value
  --------               -----------                             --------                                      --------------
60                    PETTY CASH                                 ON BOARD THE COLUMBIA QUEEN                        $6,088.50
                                                                 C/O 119 SOUTH WEST MARKET, SUITE 104
                                                                 PORTLAND, OR 97201

269                   PETTY CASH IN TRANSIT                      IN TRANSIT TO THE OFFICE                           $6,065.35

                                                  TOTAL                                                            $12,153.85

                      UNITED STATES BANKRUPTCY COURT                     1/4/02


                              DISTRICT OF DELAWARE                 Page 2 of 13

In re:    GREAT PACIFIC NW CRUISE LINE, L.L.C.   Case No:       01-10977 (EIK )

                         SCHEDULE B - PERSONAL PROPERTY
                                   EXHIBIT B2

  Asset Id               Description                             Location                                      Net Book Value
  --------               -----------                             --------                                      --------------
66                    GREAT PACIFIC NW CRUISE LINE - PAYROLL     US BANK                                           $12,399.75
                      ACCOUNT NUMBER 153390417191                101 SOUTH CAPITOL BOULEVARD, SUITE 102
                                                                 BOISE, ID 83702

67                    GREAT PACIFIC NW CRUISE LINE - STEAMER     US BANK                                            $7,069.61
                      ACCOUNT NUMBER 153390417241                101 SOUTH CAPITOL BOULEVARD, SUITE 102
                                                                 BOISE, ID 83702

                                                  TOTAL                                                            $19,469.36

                         UNITED STATES BANKRUPTCY COURT                  1/4/02
                              DISTRICT OF DELAWARE                 Page 3 of 13

In re:    GREAT PACIFIC NW CRUISE LINE, L.L.C.   Case No:       01-10977 (EIK )

                         SCHEDULE B - PERSONAL PROPERTY
                                   EXHIBIT B5

  Asset Id               Description                             Location                                      Net Book Value
  --------               -----------                             --------                                      --------------
549

                                                  TOTAL                                                                 $0.00

Amounts are included in B26 and B27.

                         UNITED STATES BANKRUPTCY COURT                  1/4/02
                              DISTRICT OF DELAWARE                 Page 4 of 13

In re:    GREAT PACIFIC NW CRUISE LINE, L.L.C.   Case No:       01-10977 (EIK )

                         SCHEDULE B - PERSONAL PROPERTY
                                   EXHIBIT B15

  Asset Id               Description                             Location                                      Net Book Value
  --------               -----------                             --------                                      --------------

218                   ACCOUNTS RECEIVABLE                        PASSENGER FARE RECEIVABLES                         $2,110.60

512                   CREDIT CARD RECEIVABLES                    PAYMENT TECH, AMERICAN EXPRESS,                    $9,315.01
                                                                 & NOVUS (DISCOVER)

456                   INTERCOMPANY RECEIVABLES                   AMERICAN CLASSIC VOYAGES CO.                  $16,865,421.20

457                   INTERCOMPANY RECEIVABLES                   CAPE MAY LIGHT, LLC                                $5,380.67

458                   INTERCOMPANY RECEIVABLES                   DQSV                                             $118,887.26

459                   INTERCOMPANY RECEIVABLES                   OCEANIC SHIP CO.                                   $1,701.33

460                   INTERCOMPANY RECEIVABLES                   PROJECT AMERICA SHIP I, INC.                     $291,567.65

461                   INTERCOMPANY RECEIVABLES                   THE DELTA QUEEN STEAMBOAT CO.                  $8,448,861.75

                                                  TOTAL                                                        $25,743,245.47


                         UNITED STATES BANKRUPTCY COURT                  1/4/02
                              DISTRICT OF DELAWARE                 Page 5 of 13

In re:    GREAT PACIFIC NW CRUISE LINE, L.L.C.    Case No:      01-10977 (EIK )

                         SCHEDULE B - PERSONAL PROPERTY
                                   EXHIBIT B17

  Asset Id               Description                             Location                                      Net Book Value
  --------               -----------                             --------                                      --------------
569

                                                  TOTAL                                                                 $0.00


Additional planning opportunities may exist which could decrease the projected 2001 income tax liabilities and increase the projected tax refund amounts.

                         UNITED STATES BANKRUPTCY COURT                  1/4/02
                              DISTRICT OF DELAWARE                 Page 6 of 13

In re:    GREAT PACIFIC NW CRUISE LINE, L.L.C.    Case No:      01-10977 (EIK )

                         SCHEDULE B - PERSONAL PROPERTY
                                   EXHIBIT B20

  Asset Id               Description                             Location                                      Net Book Value
  --------               -----------                             --------                                      --------------
578

                                                  TOTAL                                                                 $0.00

Additional planning opportunities may exist which could decrease the projected 2001 income tax liabilities and increase the projected tax refund amounts.

                         UNITED STATES BANKRUPTCY COURT                  1/4/02
                              DISTRICT OF DELAWARE                 Page 7 of 13

In re:    GREAT PACIFIC NW CRUISE LINE, L.L.C.   Case No:       01-10977 (EIK )

                         SCHEDULE B - PERSONAL PROPERTY
                                   EXHIBIT B22

  Asset Id               Description                             Location                                      Net Book Value
  --------               -----------                             --------                                      --------------
487                   LIQUOR LICENSE                             STATE OF OREGON                                      UNKNOWN
                      NO LICENSE/CERTIFICATE#
                      EXPIRES 06/30/02

                                                  TOTAL                                                                 $0.00


                         UNITED STATES BANKRUPTCY COURT                  1/4/02
                              DISTRICT OF DELAWARE                 Page 8 of 13

In re:    GREAT PACIFIC NW CRUISE LINE, L.L.C.  Case No:       01-10977 (EIK )

                         SCHEDULE B - PERSONAL PROPERTY
                                   EXHIBIT B23

  Asset Id               Description                             Location                                      Net Book Value
  --------               -----------                             --------                                      --------------
30                    AUTOMOBILE                                 119 SOUTH WEST MARKET, SUITE 104                  $13,437.45
                                                                 PORTLAND, OR 97201

                                                  TOTAL                                                            $13,437.45

                         UNITED STATES BANKRUPTCY COURT                  1/4/02
                              DISTRICT OF DELAWARE                 Page 9 of 13

In re:    GREAT PACIFIC NW CRUISE LINE, L.L.C.  Case No:       01-10977 (EIK )

                         SCHEDULE B - PERSONAL PROPERTY
                                   EXHIBIT B24

  Asset Id               Description                             Location                                      Net Book Value
  --------               -----------                             --------                                      --------------
24                    VESSEL                                     119 SOUTH WEST MARKET, SUITE 104              $42,115,452.57
                                                                 PORTLAND, OR 97201

                                                  TOTAL                                                        $42,115,452.57


                         UNITED STATES BANKRUPTCY COURT                  1/4/02
                              DISTRICT OF DELAWARE                Page 10 of 13

In re:    GREAT PACIFIC NW CRUISE LINE, L.L.C.   Case No:       01-10977 (EIK )

                         SCHEDULE B - PERSONAL PROPERTY
                                   EXHIBIT B26

  Asset Id               Description                             Location                                      Net Book Value
  --------               -----------                             --------                                      --------------
28                    FURNITURE & FIXTURES                       119 SOUTH WEST MARKET, SUITE 104                   $2,237.38
                                                                 PORTLAND, OR 97201

                                                  TOTAL                                                             $2,237.38

                         UNITED STATES BANKRUPTCY COURT                  1/4/02
                              DISTRICT OF DELAWARE                Page 11 of 13

In re:    GREAT PACIFIC NW CRUISE LINE, L.L.C.   Case No:       01-10977 (EIK )

                         SCHEDULE B - PERSONAL PROPERTY
                                   EXHIBIT B27

  Asset Id               Description                             Location                                      Net Book Value
  --------               -----------                             --------                                      --------------
29                    COMPUTER HARDWARE                          119 SOUTH WEST MARKET, SUITE 104                   $5,488.10
                                                                 PORTLAND, OR 97201

                                                  TOTAL                                                             $5,488.10

                         UNITED STATES BANKRUPTCY COURT                  1/4/02
                              DISTRICT OF DELAWARE                Page 12 of 13

In re:    GREAT PACIFIC NW CRUISE LINE, L.L.C.    Case No:      01-10977 (EIK )

                         SCHEDULE B - PERSONAL PROPERTY
                                   EXHIBIT B28

  Asset Id               Description                             Location                                      Net Book Value
  --------               -----------                             --------                                      --------------
468                   INVENTORY:                                 GREAT PACIFIC NW CRUISE LINE                     $199,562.36
                         PORTLAND, FOOD, BEVERAGE, HOTEL
                      SUPPLY, GIFTSHOP, TECH
                      CONSUMABLES, DIESEL FUEL

                                                  TOTAL                                                           $199,562.36



Physical counts of inventory will be performed at a later date. Book values included in this schedule will be adjusted to reflect such counts.

                         UNITED STATES BANKRUPTCY COURT                  1/4/02
                              DISTRICT OF DELAWARE                Page 13 of 13

In re:    GREAT PACIFIC NW CRUISE LINE, L.L.C.   Case No:       01-10977 (EIK )

                         SCHEDULE B - PERSONAL PROPERTY
                                   EXHIBIT B33

  Asset Id               Description                             Location                                      Net Book Value
  --------               -----------                             --------                                      --------------
31                    CONSTRUCTION IN PROCESS                    119 SOUTH WEST MARKET, SUITE 104                 $372,729.61
                                                                 PORTLAND, OR 97201

527                   DEFERRED LOAN COSTS                        ROBIN STREET WHARF                             $2,545,011.02
                                                                 1380 PORT OF NEW ORLEANS PLACE
                                                                 NEW ORLEANS, LA  70130-1890

526                   PRE-PAID EXPENSE                           ROBIN STREET WHARF                                 $2,800.00
                                                                 1380 PORT OF NEW ORLEANS PLACE
                                                                 NEW ORLEANS, LA  70130-1890

27                    VESSEL IMPROVEMENTS - 10 YEARS             119 SOUTH WEST MARKET, SUITE 104                 $301,890.48
                                                                 PORTLAND, OR 97201

25                    VESSEL IMPROVEMENTS - 3 YEARS              119 SOUTH WEST MARKET, SUITE 104                  $66,413.31
                                                                 PORTLAND, OR 97201

26                    VESSEL IMPROVEMENTS - 5 YEARS              119 SOUTH WEST MARKET, SUITE 104                 $345,641.55
                                                                 PORTLAND, OR 97201

                                                  TOTAL                                                         $3,634,485.97

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re:GREAT PACIFIC NW CRUISE LINE, L.L.C.          Case Number:01-10977 (EIK )

                 SCHEDULE D -- CREDITORS HOLDING SECURED CLAIMS

State the name, mailing address, including zip code, and the account number, if any, of all the entities holding claims secured by property of the debtor as of the date of filing the petition. List creditors holding all types of secured interests such as judgment liens, garnishments, statutory liens, mortgages, deeds of trust, or other security interests. List creditors in alphabetic order to the extent practicable. If all secured creditors will not fit on this page, use the continuation sheet provided.

If any entity other than a spouse in a joint case may be jointly liable on a claim, place an "X" in the column labeled "Codebtor." Include the entity on the appropriate schedule of creditors, and complete Schedule H - Codebtors.

If the claim is contingent, place an "X" in the column labeled "Contingent." If the claim is unliquidated, place an "X" in the column labled "Unliquidated." If the claim is disputed, place an "X" in the column labled "Disputed." (You may need to place an "X" in more than one of these three columns.)

Report the total of all claims listed in this schedule in the box labled "Total" on the last sheet of the completed schedule. Report this total also on the Summary of Schedules.

                                  See Attached

In re: GREAT PACIFIC NW CRUISE LINE, L.L.C.           Case No:   01-10977 (EIK)

                 SCHEDULE D - CREDITORS HOLDING SECURED CLAIMS

 Creditor's Name and                    Claim was incurred on or             Contingent                 Amount          Unsecured
 Mailing Address                        before the date listed below.                                   of Claim        Portion.
 Including Zip Code                                                              Unliquidated                           If Any

                         text           If claim is subject to                       Disputed
                                        setoff, so state.
                                                                                               Co-
                                                                                               Debt
                                     Date                        Amount

Sub Schedule                         SECURED BANK DEBT
 US DEPT OF TRANSPORTATION
                                                                             X   X   X         X
 400 SEVENTH STREET, SW              PRINCIPAL AMOUNT: $35,471,000.00
 WASHINGTON  DC  20590               INTEREST: $994,626.00
 Creditor: 127054 - 27
                                                                             X       X         X
                                     FIRST PREFERRED SHIP MORTGAGE IN
                                     "COLUMBIA QUEEN"
                                     SHIP CONSTRUCTION FINANCING                                        $36,465,626.00        $.00
           Total Sub Schedule:                                                                          $36,465,626.00       $0.00

             Total Schedule D:                                                                          $36,465,626.00       $0.00


                                           Page 1 of 1                                                  $36,465,626.00       $0.00

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: GREAT PACIFIC NW CRUISE LINE, L.L.C.         Case Number:01-10977 (EIK )

           SCHEDULE E -- CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

A complete list of claims entitled to priority, listed separately by type of priority, is to be set forth on the sheets provided. Only holders of unsecured claims entitled to priority, should be listed on this schedule. In the boxes provided on the attached sheets, state the name and mailing address, including zip code, and account number, if any, of all entities holding priority claims against the debtor or the property of the debtor, as of the date of the filing of the petition.

If any entity other than a spouse in a joint case may be jointly liable on a claim, place an "X" in the column labeled "Codebtor," include the entity on the appropriate schedule of creditors, and completeSchedule H - Codebtors.If a joint petition is filed, state whether husband, wife, both of them or the marital community may be liable on each claim by placing an "H," "W," "J," or "C" in the column labeled "Husband, Wife, Joint or Community."

If the claim is contingent, place an "X" in the column labled "Contingent." If the claim is unliquidated, place an "X" in the column labeled "Unliquidated." If the claim is disputed, place an "X" in the column labeled "Disputed." (You may need to place an "X" in more than one of these three columns.)

Report the total of claims listed on each sheet in the box labeled "Subtotal" on each sheet. Report the total of all claims listed on this Schedule E in the box labeled "Total" on the last sheet of the complete schedule. Repeat this total also on the Summary of Schedules.

[ ] Check this box if debtor has no creditors holding unsecured priority claims to report on this Schedule E.

TYPES OF PRIORITY CLAIMS(Check the appropriate box(es) below if claims in that category are listed on the attached sheets)

          Extensions of Credit in an Involuntary Case

[ ] Claims arising in the ordinary course of the debtor's business or financial affairs after the commencement of the case but before earlier of the appointment of a trustee or the order for relief. 11 U.S.C ss. 507(a)(2).

          Wages, Salaries, and Commissions

[ ] Wages, salaries, and commissions, including vacation, severance, and sick leave pay owing to employees and commissions owing to qualifying independent sales representatives up to $4,650 per person, earned within 90 days immediately preceding the filing of the original petition, or the cessation of business, whichever occurred first, to the extent provided in 11 U.S.C ss. 507(a)(3).

          Contributions to Employee Benefit Plans

[ ] Money owed to employee benefit plans for services rendered within 180 days immediately preceding the filing of the original petition, or the cessation of business, whichever occurred first, to the extent provided in 11 U.S.C. ss. 507(a)(4).

          Certain Farmers and Fishermen

[ ] Claims of certain farmers and fishermen, up to $4,650 per farmer or fisherman, against the debtor, as provided in 11 U.S.C ss. 507(a)(5).

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: GREAT PACIFIC NW CRUISE LINE, L.L.C.         Case Number:01-10977 (EIK )

          Deposits by Individuals

[ ] Claims of individuals up to $2,100 for deposits for the purchase, lease, or rental of property or services for personal, family, or household use, that were not delivered or provided. 11
         U.S.C.ss.507(a)(6).

           Alimony, Maintenance, or Support

[ ] Claims of a spouse, former spouse, or child of the debtor for alimony, maintenance, or support, to the extent provided in 11 U.S.C ss. 507(a)(7) on each claim by placing an "H," "W," "J," or "C" in the column labeled "Husband, Wife, Joint or Community."

          Taxes and Certain Other Debts Owed to Government Units

[X] Taxes, customs, duties, and penalties owing to federal, state and local governmental units as set forth in 11 U.S.Css.507(a)(8).

          Commitments to Maintain the Capital of an Insured Depository
          Institution

[ ] Claims based on commitments to the FDIC, RTC, Director of the Office of Thrift Supervision, Comptroller of the Currency, or Board of Governors of the Federal Reserve System, or their predecessors or successors, to maintain the capital of an insured depository institution. 11 U.S.C. ss. 507(a)(9).

         The amount of 2001 pre-petition property taxes is unknown at this time. The debtor is awaiting receipt of assessments from the various jurisditions.

         Amounts listed may include employee-related claims which were paid after the petition date in the ordinary course of business.

                                  See Attached

In re: GREAT PACIFIC NW CRUISE LINE, L.L.C.           Case No:   01-10977 (EIK)

            SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

 Creditor's Name and                    Claim was incurred on or             Contingent                 Amount          Amount
 Mailing Address                        before the date listed below.                                   of Claim        Entitled to
 Including Zip Code                                                              Unliquidated                           Priority

                                        If claim is subject to                       Disputed
                                        setoff, so state.
                                                                                               Co-
                                                                                               Debt
                                     Date                        Amount

Sub Schedule                         TAXING AUTHORITIES
 AUGUSTA BOARD OF EDUCATION
                                     10/19/2001                               X   X   X
 307 BRACKEN STREET
 AUGUSTA  KY  41002
 Creditor: 21316 - 03

                                                                                                           $.00         UNKNOWN

 BUREAU OF TAXATION
                                     10/19/2001                               X   X   X
 SALES TAX SECTION
 AUGUSTA  MA  04332-1065
 Creditor: 21387 - 03

                                                                                                           $.00         UNKNOWN

 BUREAU OF TOBACCO AND FIREARMS
                                     10/19/2001                               X   X   X
 FLOOR STOCKS TAX
 P.O. BOX 371951
 PITTSBURGH  PA  15251-7951
 Creditor: 21423 - 03

                                                                                                           $.00             UNKNOWN

 CITY OF DOVER
                                     10/19/2001                               X   X   X
 CITY TAX COLLECTOR
 ATTN: JAMES SCURLOCK
 P.O. BOX 447
 DOVER  TN  37058
 Creditor: 21439 - 03

                                                                                                           $.00             UNKNOWN

 CITY TREASURER
                                     10/19/2001                               X   X   X
 ATTN: CARL LEVI
 102 CITY HALL
 CHATTANOOGA  TN  37402-4284
 Creditor: 21433 - 03

                                                                                                           $.00             UNKNOWN

 CITY OF ASHLAND
                                     10/19/2001                               X   X   X
 ATTN: PSC TAX
 P.O. BOX 1839
 ASHLAND  KY  41105-1839
 Creditor: 21315 - 03

                                                                                                           $.00             UNKNOWN

 CITY OF AUGUSTA
                                     10/19/2001                               X   X   X
 BOX 85
 AUGUSTA  KY  41002
 Creditor: 21317 - 03

                                                                                                           $.00             UNKNOWN

 CITY OF BELLEVUE
                                     10/19/2001                               X   X   X
 616 POPLAR
 BELLEVUE  KY  41073
 Creditor: 21320 - 03

                                                                                                           $.00             UNKNOWN

 CITY OF BROMLEY
                                     10/19/2001                               X   X   X
 226 BOONE STREET
 BROMLEY  KY  41016
 Creditor: 21322 - 03

                                                                                                           $.00             UNKNOWN

                                           Page 1 of 22                                                   $0.00               $0.00

In re: GREAT PACIFIC NW CRUISE LINE, L.L.C.           Case No:   01-10977 (EIK)

            SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

 Creditor's Name and                    Claim was incurred on or             Contingent                 Amount          Amount
 Mailing Address                        before the date listed below.                                   of Claim        Entitled to
 Including Zip Code                                                              Unliquidated                           Priority

                                        If claim is subject to                       Disputed
                                        setoff, so state.
                                                                                               Co-
                                                                                               Debt
                                     Date                        Amount

Sub Schedule                         TAXING AUTHORITIES
 CITY OF CALIFORNIA
                                     10/19/2001                               X   X   X
 P.O. BOX 25
 CALIFORNIA  KY  41007
 Creditor: 21326 - 03

                                                                                                            $.00            UNKNOWN

 CITY OF CARROLLTON
                                     10/19/2001                               X   X   X
 P.O. BOX 156
 750 CLAY STREET
 CARROLLTON  KY  41008
 Creditor: 21328 - 03

                                                                                                            $.00            UNKNOWN

 CITY OF CATLETTSBURG
                                     10/19/2001                               X   X   X
 P.O. BOX 533
 CATLETTSBURG  KY  41129
 Creditor: 21329 - 03

                                                                                                            $.00            UNKNOWN

 CITY OF CLARKSVILLE
                                     10/19/2001                               X   X   X
 TAX COLLECTOR
 P.O. BOX 928
 CLARKSVILLE  TN  37041-0928
 Creditor: 21436 - 03

                                                                                                            $.00            UNKNOWN

 CITY OF CLOVERPORT
                                     10/19/2001                               X   X   X
 227 WEST MAIN
 CLOVERPORT  KY  40111
 Creditor: 21332 - 03

                                                                                                            $.00            UNKNOWN

 CITY OF COVINGTON
                                     10/19/2001                               X   X   X
 638 MADISON AVENUE
 COVINGTON  KY  41011
 Creditor: 21333 - 03

                                                                                                            $.00            UNKNOWN

 CITY OF DAYTON
                                     10/19/2001                               X   X   X
 514 6TH AVENUE
 DAYTON  KY  41074
 Creditor: 21335 - 03

                                                                                                            $.00            UNKNOWN

 CITY OF EDDYVILLE
                                     10/19/2001                               X   X   X
 P.O. BOX 744
 EDDYVILLE  KY  42038
 Creditor: 21336 - 03

                                                                                                            $.00            UNKNOWN

 CITY OF FORT THOMAS
                                     10/19/2001                               X   X   X
 130 N. FT. THOMAS AVENUE
 FORT THOMAS  KY  41075
 Creditor: 21340 - 03

                                                                                                            $.00            UNKNOWN

                                           Page 2 of 22                                                    $0.00              $0.00

In re: GREAT PACIFIC NW CRUISE LINE, L.L.C.           Case No:   01-10977 (EIK)

            SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

 Creditor's Name and                    Claim was incurred on or             Contingent                 Amount          Amount
 Mailing Address                        before the date listed below.                                   of Claim        Entitled to
 Including Zip Code                                                              Unliquidated                           Priority

                                        If claim is subject to                       Disputed
                                        setoff, so state.
                                                                                               Co-
                                                                                               Debt
                                     Date                        Amount

Sub Schedule                         TAXING AUTHORITIES
 CITY OF GHENT
                                     10/19/2001                               X   X   X
 P.O. BOX 333
 GHENT  KY  41045
 Creditor: 21344 - 03

                                                                                                            $.00            UNKNOWN

 CITY OF HAWESVILLE
                                     10/19/2001                               X   X   X
 P.O. BOX 157
 HAWESVILLE  KY  42348
 Creditor: 21347 - 03

                                                                                                            $.00            UNKNOWN

 CITY OF HENDERSON
                                     10/19/2001                               X   X   X
 P.O. BOX 716
 HENDERSON  KY  42419
 Creditor: 21349 - 03

                                                                                                            $.00            UNKNOWN

 CITY OF KUTTAWA
                                     10/19/2001                               X   X   X
 P.O. BOX 400
 KUTTAWA  KY  42055
 Creditor: 21352 - 03

                                                                                                            $.00            UNKNOWN

 CITY OF LEWISPORT
                                     10/19/2001                               X   X   X
 P.O. BOX 22
 LEWISPORT  KY  42351
 Creditor: 21354 - 03

                                                                                                            $.00            UNKNOWN

 CITY OF LOUISVILLE TREASURER
                                     10/19/2001                               X   X   X
 611 W. JEFFERSON STREET
 LOUISVILLE  KY  40202-2763
 Creditor: 21355 - 03

                                                                                                            $.00            UNKNOWN

 CITY OF LUDLOW
                                     10/19/2001                               X   X   X
 P.O. BOX 16188
 LUDLOW  KY  41016
 Creditor: 21357 - 03

                                                                                                            $.00            UNKNOWN

 CITY OF MAYSVILLE
                                     10/19/2001                               X   X   X
 216 BRIDGE STREET
 MAYSVILLE  KY  41056
 Creditor: 21359 - 03

                                                                                                            $.00            UNKNOWN

 CITY OF MELBOURNE
                                     10/19/2001                               X   X   X
 502 GARFIELD AVENUE
 MELBOURNE  KY  41059
 Creditor: 21361 - 03

                                                                                                            $.00            UNKNOWN

                                           Page 3 of 22                                                    $0.00              $0.00

In re: GREAT PACIFIC NW CRUISE LINE, L.L.C.           Case No:   01-10977 (EIK)

            SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

 Creditor's Name and                    Claim was incurred on or             Contingent                 Amount          Amount
 Mailing Address                        before the date listed below.                                   of Claim        Entitled to
 Including Zip Code                                                              Unliquidated                           Priority

                                        If claim is subject to                       Disputed
                                        setoff, so state.
                                                                                               Co-
                                                                                               Debt
                                     Date                        Amount

Sub Schedule                         TAXING AUTHORITIES
 CITY OF MEMPHIS TREASURER
                                     10/19/2001                               X   X   X
 125 N. MAIN ROOM 375
 MEMPHIS  TN  38103-2080
 Creditor: 21446 - 03

                                                                                                            $.00            UNKNOWN

 CITY OF MENTOR
                                     10/19/2001                               X   X   X
 CITY CLERK
 P.O. BOX 3
 MENTOR  KY  41007
 Creditor: 21362 - 03

                                                                                                            $.00            UNKNOWN

 CITY OF MILTON
                                     10/19/2001                               X   X   X
 10179 HIGHWAY 421 N.
 MILTON  KY  40045
 Creditor: 21363 - 03

                                                                                                            $.00            UNKNOWN

 CITY OF NEW ORLEANS
                                     10/19/2001                               X   X   X
 DEPARTMENT OF FINANCE
 BUREAU OF REVENUE
 P.O. BOX 61840
 NEW ORLEANS  LA  70161-1840
 Creditor: 21385 - 03

                                                                                                            $.00            UNKNOWN

 CITY OF NEWPORT
                                     10/19/2001                               X   X   X
 FINANCE DEPARTMENT
 998 MONMOUTH STREET
 NEWPORT  KY  41071-2184
 Creditor: 21365 - 03

                                                                                                            $.00            UNKNOWN

 CITY OF OWENSBORO
                                     10/19/2001                               X   X   X
 101 EAST 4TH STREET
 OWENSBORO  KY  42303
 Creditor: 21367 - 03

                                                                                                            $.00            UNKNOWN

 CITY OF PADUCAH
                                     10/19/2001                               X   X   X
 FINANCE OFFICE
 P.O. BOX 2697
 PADUCAH  KY  42002-2697
 Creditor: 21369 - 03

                                                                                                            $.00            UNKNOWN

 CITY OF RUSSELL
                                     10/19/2001                               X   X   X
 P.O. BOX 394
 RUSSELL  KY  41169
 Creditor: 21371 - 03

                                                                                                            $.00            UNKNOWN

 CITY OF SILVER GROVE
                                     10/19/2001                               X   X   X
 308 OAK STREET
 P.O. BOX 417
 SILVER GROVE  KY  41085
 Creditor: 21372 - 03

                                                                                                            $.00            UNKNOWN

                                           Page 4 of 22                                                    $0.00              $0.00

In re: GREAT PACIFIC NW CRUISE LINE, L.L.C.           Case No:   01-10977 (EIK)

            SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

 Creditor's Name and                    Claim was incurred on or             Contingent                 Amount          Amount
 Mailing Address                        before the date listed below.                                   of Claim        Entitled to
 Including Zip Code                                                              Unliquidated                           Priority

                                        If claim is subject to                       Disputed
                                        setoff, so state.
                                                                                               Co-
                                                                                               Debt
                                     Date                        Amount

Sub Schedule                         TAXING AUTHORITIES
 CITY OF SMITHLAND
                                     10/19/2001                               X   X   X
 P.O. BOX 287
 SMITHLAND  KY  42081
 Creditor: 21373 - 03

                                                                                                              $.00          UNKNOWN

 CITY OF WARSAW
                                     10/19/2001                               X   X   X
 CITY CLERK
 101 WEST MARKET STREET
 P.O. BOX 785
 WARSAW  KY  41095
 Creditor: 21376 - 03

                                                                                                              $.00          UNKNOWN

 CITY OF WEST POINT
                                     10/19/2001                               X   X   X
 509 ELM STREET
 WEST POINT  KY  40177
 Creditor: 21378 - 03

                                                                                                              $.00          UNKNOWN

 CITY OF WICKLIFFE KENTUCKY
                                     10/19/2001                               X   X   X
 TAX COLLECTOR
 P.O. BOX 175
 WICKLIFFE  KY  42087
 Creditor: 21379 - 03

                                                                                                              $.00          UNKNOWN

 CITY OF WURTLAND
                                     10/19/2001                               X   X   X
 CITY CLERK/TREASURER
 500 WURTLAND AVENUE
 WURTLAND  KY  41144
 Creditor: 21381 - 03

                                                                                                              $.00          UNKNOWN

 CLATSOP COUNTY TAX COLLECTOR
                                     10/19/2001
 PO BOX 719
 ASTORIA  OR  97103-0719
 Creditor: 126858 - 03

                                                                                                        $88,756.06       $88,756.06

 COMPTROLLER OF PUBLIC ACCOUNTS
                                     10/19/2001                               X   X   X
 111 E 17TH STREET
 AUSTIN  TN  78774
 Creditor: 21457 - 03

                                                                                                              $.00          UNKNOWN

 COMPTROLLER OF PUBLIC ACCOUNTS
                                     10/19/2001                               X   X   X
 111 E 17TH STREET
 AUSTIN  TN  78774-0100
 Creditor: 21458 - 03

                                                                                                              $.00          UNKNOWN

 COUNTY OF BALLARD
                                     10/19/2001                               X   X   X
 SHERIFF TODD COOPER
 P.O. BOX 565
 WICKLIFFE  KY  42087
 Creditor: 21380 - 03

                                                                                                              $.00          UNKNOWN

                                           Page 5 of 22                                                 $88,756.06       $88,756.06

In re: GREAT PACIFIC NW CRUISE LINE, L.L.C.           Case No:   01-10977 (EIK)

            SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

 Creditor's Name and                    Claim was incurred on or             Contingent                 Amount          Amount
 Mailing Address                        before the date listed below.                                   of Claim        Entitled to
 Including Zip Code                                                              Unliquidated                           Priority

                                        If claim is subject to                       Disputed
                                        setoff, so state.
                                                                                               Co-
                                                                                               Debt
                                     Date                        Amount

Sub Schedule                         TAXING AUTHORITIES
 COUNTY OF BENTON TRUSTEE
                                     10/19/2001                               X   X   X
 ATTN: SHERRY BEASLEY
 1 EAST COURT SQUARE
 ROOM 103
 CAMDEN  TN  38320
 Creditor: 21431 - 03

                                                                                                             $.00           UNKNOWN

 COUNTY OF BOYD
                                     10/19/2001                               X   X   X
 SHERIFF - PHILIP STURGILL
 P.O. BOX 536
 CATLETTSBURG  KY  41129
 Creditor: 21330 - 03

                                                                                                             $.00           UNKNOWN

 COUNTY OF BRACKEN SHERIFF
                                     10/19/2001                               X   X   X
 ATTN: MIKE NELSON
 P.O. BOX 186
 BROOKSVILLE  KY  41004
 Creditor: 21323 - 03

                                                                                                             $.00           UNKNOWN

 COUNTY OF BRECKINRIDGE
                                     10/19/2001                               X   X   X
 BOBBY KENNEDY, SHERIFF
 P.O. BOX 127
 HARDINSBURG  KY  40143
 Creditor: 21346 - 03

                                                                                                             $.00           UNKNOWN

 COUNTY OF CAMPBELL
                                     10/19/2001                               X   X   X
 JOHN DUNN, SHERIFF
 CAMPBELL COUNTY COURTHOUSE
 4TH  & YORK STREETS
 NEWPORT  KY  41071
 Creditor: 21366 - 03

                                                                                                             $.00           UNKNOWN

 COUNTY OF CARLISLE
                                     10/19/2001                               X   X   X
 ATTN: STEVE MCCHRISTIAN
 P.O. BOX 487
 BARDWELL  KY  42023
 Creditor: 21318 - 03

                                                                                                             $.00           UNKNOWN

 COUNTY OF CARROLL SHERIFF
                                     10/19/2001                               X   X   X
 ATTN: CHARLES MAIDEN JR.
 440 MAIN STREET
 CARROLLTON  KY  41008
 Creditor: 21327 - 03

                                                                                                             $.00           UNKNOWN

 COUNTY OF CHEATHAM
                                     10/19/2001                               X   X   X
 DOT JONES, TRUSTEE
 P.O. BOX 56
 ASHLAND  TN  37015
 Creditor: 21430 - 03

                                                                                                             $.00           UNKNOWN

 COUNTY OF CRITTENDEN
                                     10/19/2001                               X   X   X
 WAYNE AGENT, SHERIFF
 107 SOUTH MAIN STREET
 MARION  KY  42064
 Creditor: 21358 - 03

                                                                                                             $.00           UNKNOWN

                                           Page 6 of 22                                                     $0.00             $0.00

In re: GREAT PACIFIC NW CRUISE LINE, L.L.C.           Case No:   01-10977 (EIK)

            SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

 Creditor's Name and                    Claim was incurred on or             Contingent                 Amount          Amount
 Mailing Address                        before the date listed below.                                   of Claim        Entitled to
 Including Zip Code                                                              Unliquidated                           Priority

                                        If claim is subject to                       Disputed
                                        setoff, so state.
                                                                                               Co-
                                                                                               Debt
                                     Date                        Amount

Sub Schedule                         TAXING AUTHORITIES
 COUNTY OF DAVIESS SHERIFF
                                     10/19/2001                               X   X   X
 212 ST ANN STREET
 OWENSBORO  KY  42303-4146
 Creditor: 21368 - 03

                                                                                                            $.00            UNKNOWN

 COUNTY OF DECATUR TRUSTEE
                                     10/19/2001                               X   X   X
 ATTN: JANIS WRIGHT
 BOX 488 COURTHOUSE
 DECATURVILLE  TN  38329
 Creditor: 21438 - 03

                                                                                                            $.00            UNKNOWN

 COUNTY OF DICKSON TRUSTEE
                                     10/19/2001                               X   X   X
 ATTN: LINDA FRAZIER
 P.O. BOX 246
 CHARLOTTE  TN  37036
 Creditor: 21432 - 03

                                                                                                            $.00            UNKNOWN

 COUNTY OF DYER  TRUSTEE
                                     10/19/2001                               X   X   X
 ATTN: JUDY PATTON
 COURTHOUSE P.O. BOX 1360
 DYERSBURG  TN  38024
 Creditor: 21441 - 03

                                                                                                            $.00            UNKNOWN

 COUNTY OF FULTON
                                     10/19/2001                               X   X   X
 ATTN: ROBERT HOPPER, SHERIFF
 P.O. BOX 7
 HICKMAN  KY  42050
 Creditor: 21351 - 03

                                                                                                            $.00            UNKNOWN

 COUNTY OF GALLATIN
                                     10/19/2001                               X   X   X
 ATTN: CLIFFORD HIGGINS
 P.O. BOX 1025
 WARSAW  KY  41095
 Creditor: 21377 - 03

                                                                                                            $.00            UNKNOWN

 COUNTY OF GREENUP
                                     10/19/2001                               X   X   X
 ATTN: KEITH COOPER
 P.O. BOX 318
 GREENUP  KY  41144
 Creditor: 21345 - 03

                                                                                                            $.00            UNKNOWN

 COUNTY OF HAMILTON TRUSTEE
                                     10/19/2001                               X   X   X
 ATTN: W.R. NOBLES
 ROOM 210 COURTHOUSE
 CHATTANOOGA  TN  37402
 Creditor: 21434 - 03

                                                                                                            $.00            UNKNOWN

 COUNTY OF HANCOCK
                                     10/19/2001                               X   X   X
 ATTN: RALPH DALE BOZARTH
 P.O. BOX 427
 HAWESVILLE  KY  42348
 Creditor: 21348 - 03

                                                                                                            $.00            UNKNOWN

                                           Page 7 of 22                                                    $0.00              $0.00

In re: GREAT PACIFIC NW CRUISE LINE, L.L.C.           Case No:   01-10977 (EIK)

            SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

 Creditor's Name and                    Claim was incurred on or             Contingent                 Amount          Amount
 Mailing Address                        before the date listed below.                                   of Claim        Entitled to
 Including Zip Code                                                              Unliquidated                           Priority

                                        If claim is subject to                       Disputed
                                        setoff, so state.
                                                                                               Co-
                                                                                               Debt
                                     Date                        Amount

Sub Schedule                         TAXING AUTHORITIES

 COUNTY OF HARDIN SHERIFF
                                     10/19/2001                               X   X   X
 100 PUBLIC SQUARE
 ETOWN  KY  42701
 Creditor: 21338 - 03

                                                                                                          $.00              UNKNOWN

 COUNTY OF HARDIN TRUSTEE
                                     10/19/2001                               X   X   X
 ATTN: LINDA MCCASLAND
 601 MAIN STREET
 SAVANNAH  TN  38372
 Creditor: 21452 - 03

                                                                                                          $.00              UNKNOWN

 COUNTY OF HENDERSON SHERIFF
                                     10/19/2001                               X   X   X
 COURTHOUSE
 HENDERSON  KY  42420
 Creditor: 21350 - 03

                                                                                                          $.00              UNKNOWN

 COUNTY OF HENRY TRUSTEE
                                     10/19/2001                               X   X   X
 ATTN: JUDY MCCLANAHAN
 PO BOX 776
 PARIS  TN  38242
 Creditor: 21450 - 03

                                                                                                          $.00              UNKNOWN

 COUNTY OF HICKMAN
                                     10/19/2001                               X   X   X
 ATTN: J.W. MORAN
 COURTHOUSE
 CLINTON  KY  42031
 Creditor: 21331 - 03

                                                                                                          $.00              UNKNOWN

 COUNTY OF HOUSTON TRUSTEE
                                     10/19/2001                               X   X   X
 ATTN: ANNETTE BAGGETT
 P.O. BOX 210
 ERIN  TN  37061
 Creditor: 21442 - 03

                                                                                                          $.00              UNKNOWN

 COUNTY OF HUMPHREYS TRUSTEE
                                     10/19/2001                               X   X   X
 ATTN: WANDA ADKINS
 P.O. BOX 641
 WAVERLY  TN  37185
 Creditor: 21455 - 03

                                                                                                          $.00              UNKNOWN

 COUNTY OF JEFFERSON
                                     10/19/2001                               X   X   X
 SHERIFF'S OFFICE
 P.O. BOX 70300
 LOUISVILLE  KY  40270-0300
 Creditor: 21356 - 03

                                                                                                          $.00              UNKNOWN

 COUNTY OF KENTON SHERIFF
                                     10/19/2001                               X   X   X
 P.O. BOX 632
 COVINGTON  KY  41012
 Creditor: 21334 - 03

                                                                                                          $.00              UNKNOWN

                                           Page 8 of 22                                                  $0.00                $0.00

In re: GREAT PACIFIC NW CRUISE LINE, L.L.C.           Case No:   01-10977 (EIK)

            SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

 Creditor's Name and                    Claim was incurred on or             Contingent                 Amount          Amount
 Mailing Address                        before the date listed below.                                   of Claim        Entitled to
 Including Zip Code                                                              Unliquidated                           Priority

                                        If claim is subject to                       Disputed
                                        setoff, so state.
                                                                                               Co-
                                                                                               Debt
                                     Date                        Amount

Sub Schedule                         TAXING AUTHORITIES
 COUNTY OF LAKE  TRUSTEE
                                     10/19/2001                               X   X   X
 ATTN: TAMMIE HOPPER
 229 CHURCH STREET
 BOX 9
 TIPTONVILLE  TN  38079
 Creditor: 21454 - 03

                                                                                                          $.00              UNKNOWN

 COUNTY OF LAUDERDALE TRUSTEE
                                     10/19/2001                               X   X   X
 ATTN: PAUL MEADOWS
 COURTHOUSE
 RIPLEY  TN  38063
 Creditor: 21451 - 03

                                                                                                          $.00              UNKNOWN

 COUNTY OF LEWIS
                                     10/19/2001                               X   X   X
 ATTN: WILLIAM LEWIS
 LEWIS COUNTY COURTHOUSE
 VANCEBURG  KY  41179
 Creditor: 21375 - 03

                                                                                                          $.00              UNKNOWN

 COUNTY OF LIVINGSTON
                                     10/19/2001                               X   X   X
 ATTN: TOMMY WILLIAMS
 P.O. BOX 340
 SMITHLAND  KY  42081
 Creditor: 21374 - 03

                                                                                                          $.00              UNKNOWN

 COUNTY OF LYON
                                     10/19/2001                               X   X   X
 ATTN: KENT MURPHY
 P.O. BOX 126
 EDDYVILLE  KY  42038
 Creditor: 21337 - 03

                                                                                                          $.00              UNKNOWN

 COUNTY OF MARION TRUSTEE
                                     10/19/2001                               X   X   X
 ATTN: DAVID KIRK
 P.O. BOX 789
 JASPER  TN  37347
 Creditor: 21443 - 03

                                                                                                          $.00              UNKNOWN

 COUNTY OF MCCRACKEN
                                     10/19/2001                               X   X   X
 FRANK AUGUSTUS, SHERIFF
 MCCRACKEN COUNTY COURTHOUSE
 PADUCAH  KY  42003
 Creditor: 21370 - 03

                                                                                                          $.00              UNKNOWN

 COUNTY OF MEADE
                                     10/19/2001                               X   X   X
 JOSEPH GREER, SHERIFF
 516 FAIRWAY DRIVE
 BRADENBURG  KY  40108
 Creditor: 21321 - 03

                                                                                                          $.00              UNKNOWN

 COUNTY OF MONTGOMERY TRUSTEE
                                     10/19/2001                               X   X   X
 ATTN: CAROLYN BOWERS
 P.O. BOX 1005
 CLARKSVILLE  TN  37041
 Creditor: 21435 - 03

                                                                                                          $.00              UNKNOWN

                                           Page 9 of 22                                                  $0.00                $0.00

In re: GREAT PACIFIC NW CRUISE LINE, L.L.C.           Case No:   01-10977 (EIK)

            SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

 Creditor's Name and                    Claim was incurred on or             Contingent                 Amount          Amount
 Mailing Address                        before the date listed below.                                   of Claim        Entitled to
 Including Zip Code                                                              Unliquidated                           Priority

                                        If claim is subject to                       Disputed
                                        setoff, so state.
                                                                                               Co-
                                                                                               Debt
                                     Date                        Amount

Sub Schedule                         TAXING AUTHORITIES
 COUNTY OF NASHVILLE & DAVIDSON
                                      10/19/2001                              X   X   X
 CHARLIE CARDWELL, METROPOLITAN TTEE
 800 SECOND AVENUE NORTH SUITE 2
 NASHVILLE  TN  37201
 Creditor: 21447 - 03

                                                                                                          $.00              UNKNOWN

 COUNTY OF OLDHAM
                                      10/19/2001                              X   X   X
 ATTN: STEVE SPARROW
 100 WEST JEFFERSON STREET
 LA GRANGE  KY  40031
 Creditor: 21353 - 03

                                                                                                          $.00              UNKNOWN

 COUNTY OF SHELBY TRUSTEE
                                      10/19/2001                              X   X   X
 ATTN: BOB PATTERSON
 P.O. BOX 2751
 MEMPHIS  TN  38101-2751
 Creditor: 21445 - 03

                                                                                                          $.00              UNKNOWN

 COUNTY OF STEWART TRUSTEE
                                      10/19/2001                              X   X   X
 ATTN:  WILBY WILLIAMS
 P.O. BOX 618
 DOVER  TN  37058
 Creditor: 21440 - 03

                                                                                                          $.00              UNKNOWN

 COUNTY OF TIPTON TRUSTEE
                                      10/19/2001                              X   X   X
 ATTN: LAURA MAX RACINE
 P.O. BOX 487
 COVINGTON  TN  38019
 Creditor: 21437 - 03

                                                                                                          $.00              UNKNOWN

 COUNTY OF TRIGG
                                      10/19/2001                              X   X   X
 ATTN: RANDY CLARK
 P.O. BOX 1609
 CADIZ  KY  42211-1609
 Creditor: 21325 - 03

                                                                                                          $.00              UNKNOWN

 COUNTY OF TRIMBLE SHERIFF
                                      10/19/2001                              X   X   X
 P.O. BOX 56
 BEDFORD  KY  40006
 Creditor: 21319 - 03

                                                                                                          $.00              UNKNOWN

 COUNTY OF WAYNE TRUSTEE
                                      10/19/2001                              X   X   X
 ATTN: JANICE SMITH
 P.O. BOX 338
 WAYNESBORO  TN  38485
 Creditor: 21456 - 03

                                                                                                          $.00              UNKNOWN

 DEPARTMENT OF FINANCE & ADMIN
                                      10/19/2001                              X   X   X
 CORPORATE INCOME TAX SECTION
 P.O. BOX 919
 LITTLE ROCK  AR  72203-0919
 Creditor: 21285 - 03

                                                                                                          $.00              UNKNOWN

                                           Page 10 of 22                                                 $0.00                $0.00

In re: GREAT PACIFIC NW CRUISE LINE, L.L.C.           Case No:   01-10977 (EIK)

            SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

 Creditor's Name and                    Claim was incurred on or             Contingent                 Amount          Amount
 Mailing Address                        before the date listed below.                                   of Claim        Entitled to
 Including Zip Code                                                              Unliquidated                           Priority

                                        If claim is subject to                       Disputed
                                        setoff, so state.
                                                                                               Co-
                                                                                               Debt
                                     Date                        Amount

Sub Schedule                         TAXING AUTHORITIES

 DEPARTMENT OF REVENUE
                                     10/19/2001                               X   X   X
 P.O. BOX 3000
 JEFFERSON CITY  MI  65105-3000
 Creditor: 21401 - 03

                                                                                                              $.00          UNKNOWN

 DUNCAN, GEORGE
                                     10/19/2001                               X   X   X
 PERRY COUNTY COURTHOUSE
 P.O. BOX 910
 LINDEN  TN  37096
 Creditor: 21444 - 03

                                                                                                              $.00          UNKNOWN

 FLORIDA DEPARTMENT OF REVENUE
                                     10/19/2001                               X   X   X
 5050 W TENNESSEE STREET
 TALLAHASSEE  FL  32399-0100
 Creditor: 21296 - 03

                                                                                                              $.00          UNKNOWN

 FRANCHISE TAX BOARD
                                     10/19/2001                               X   X   X
 P.O. BOX 942857
 SACRAMENTO  CA  94257-0501
 Creditor: 21288 - 03

                                                                                                              $.00          UNKNOWN

 GIRTEN, JAMES
                                     10/19/2001                               X   X   X
 SHERIFF UNION
 PO BOX 30
 MORGANFIELD  KY  42437
 Creditor: 21364 - 03

                                                                                                              $.00          UNKNOWN

 HOOD RIVER COUNTY TAX COLLECTOR
                                     10/19/2001
 COURTHOUSE - FINANCE DEPARTMENT
 309 STATE STREET
 HOOD RIVER  OR  97031-2092
 Creditor: 126860 - 03

                                                                                                        $66,129.67       $66,129.67

 HORWOOD, MARCUS & BERK
                                     10/19/2001                               X   X   X
 180 NORTH LASALLE STREET
 SUITE 3700
 CHICAGO  IL  60601
 Creditor: 21302 - 03

                                                                                                              $.00          UNKNOWN

 INTERNAL REVENUE SERVICE CENTER
                                     10/19/2001                               X   X   X
 ATTN: REVENUE OFF.
 ATLANTA  GA  39901-0012
 Creditor: 21298 - 03

                                                                                                              $.00          UNKNOWN

 INTERNAL REVENUE SERVICE CENTER
                                     10/19/2001                               X   X   X
 ATTN: REVENUE OFFICER
 CINCINNATI  OH  45999-0009
 Creditor: 21413 - 03

                                                                                                              $.00          UNKNOWN

                                           Page 11 of 22                                                $66,129.67       $66,129.67

In re: GREAT PACIFIC NW CRUISE LINE, L.L.C.           Case No:   01-10977 (EIK)

            SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

 Creditor's Name and                    Claim was incurred on or             Contingent                 Amount          Amount
 Mailing Address                        before the date listed below.                                   of Claim        Entitled to
 Including Zip Code                                                              Unliquidated                           Priority

                                        If claim is subject to                       Disputed
                                        setoff, so state.
                                                                                               Co-
                                                                                               Debt
                                     Date                        Amount

Sub Schedule                         TAXING AUTHORITIES
 KENTUCKY REVENUE CABINET
                                     10/19/2001                               X   X   X
 ATTN: TREASURER
 FRANKFORT  KY  40620-0003
 Creditor: 21343 - 03

                                                                                                              $.00          UNKNOWN

 KENTUCKY REVENUE CABINET
                                     10/19/2001                               X   X   X
 ATTN: TREASURER
 FRANKFORT  KY  40620
 Creditor: 21342 - 03

                                                                                                               $.00          UNKNOWN

 KENTUCKY REVENUE CABINET
                                     10/19/2001                               X   X   X
 DEPARTMENT OF PROPERTY VALUATION
 200 FAIR OAKS LANE - 4TH FLOOR
 STATION 32
 FRANKFORT  KY  40620
 Creditor: 21341 - 03

                                                                                                               $.00          UNKNOWN

 MAYSVILLE/MASON
                                     10/19/2001                               X   X   X
 ATTN: TONY WENZ, SHERIFF
 COURTHOUSE
 MAYSVILLE  KY  41056
 Creditor: 21360 - 03

                                                                                                               $.00          UNKNOWN

 MAZZEFFI & COMPANY
                                     10/19/2001                               X   X   X
 1435 SOUTH ROSELLE ROAD
 SCHAUMBURG  IL  60193-4914
 Creditor: 21304 - 03

                                                                                                              $.00          UNKNOWN

 MCCARTHY TETRAULT LLP
                                     10/19/2001                               X   X   X
 BOX 48, SUITE 4700
 TORONTO DOMINION BANK TOWER
 TORONTO  ON  M5K 1E6  CANADA
 Creditor: 21289 - 03

                                                                                                              $.00          UNKNOWN

 MIAMI-DADE PROPERTY APPRAISER
                                     10/19/2001                               X   X   X
 111 NW 1 STREET
 SUITE 710
 MIAMI  FL  33128-1984
 Creditor: 21293 - 03

                                                                                                              $.00          UNKNOWN

 MINNESOTA PARTNERSHIP TAX
                                     10/19/2001                               X   X   X
 MAIL STATION 1760
 ST. PAUL  MI  55145-1760
 Creditor: 21397 - 03

                                                                                                              $.00          UNKNOWN

 MULLNOMAH COUNTY
                                     10/19/2001
 DIVISION OF ASSESSMENT & TAXATION
 PO BOX 2716
 PORTLAND  OR  97208-2716
 Creditor: 126859 - 03

                                                                                                        $82,892.59       $82,892.59

                                          Page 12 of 22                                                 $82,892.59       $82,892.59

In re: GREAT PACIFIC NW CRUISE LINE, L.L.C.           Case No:   01-10977 (EIK)

            SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

 Creditor's Name and                    Claim was incurred on or             Contingent                 Amount          Amount
 Mailing Address                        before the date listed below.                                   of Claim        Entitled to
 Including Zip Code                                                              Unliquidated                           Priority

                                        If claim is subject to                       Disputed
                                        setoff, so state.
                                                                                               Co-
                                                                                               Debt
                                     Date                        Amount

Sub Schedule                         TAXING AUTHORITIES
 OFFICE OF REVENUE
                                     10/19/2001                               X   X   X
 P.O. BOX 23050
 JACKSON  MI  39225-3050
 Creditor: 21400 - 03

                                                                                                          $.00              UNKNOWN

 OFFICE OF REVENUE
                                     10/19/2001                               X   X   X
 P.O. BOX 23050
 JACKSON  MI  39215-1033
 Creditor: 21399 - 03

                                                                                                          $.00              UNKNOWN

 PARISH OF ORLEANS
                                     10/19/2001                               X   X   X
 1ST MUNICIPAL DISTRICT
 ATTN: PATRICIA JOHNSON
 4E01 CITY HALL - CIVIC CENTER
 1300 PERDIDO STREET
 NEW ORLEANS  LA  70112
 Creditor: 21386 - 03
                                                                                                          $.00              UNKNOWN

 PENDLETON
                                     10/19/2001                               X   X   X
 ATTN: LARK O'HARA
 COURTHOUSE SQUARE
 FALMOUTH  KY  41040
 Creditor: 21339 - 03

                                                                                                          $.00              UNKNOWN

 PWBA
                                     10/19/2001                               X   X   X
 P.O. BOX 7043
 LAWRENCE  KS  66044-7043
 Creditor: 21314 - 03

                                                                                                          $.00              UNKNOWN

 ROUSE, MARILYN
                                     10/19/2001                               X   X   X
 BOONE COUNTY SHERIFF
 PO BOX 198
 BURLINGTON  KY  41005
 Creditor: 21324 - 03

                                                                                                          $.00              UNKNOWN

 SALES & USE TAX
                                     10/19/2001                               X   X   X
 P.O. BOX 999
 TRENTON  NJ  08646-0999
 Creditor: 21405 - 03

                                                                                                          $.00              UNKNOWN

 SALES AND USE TAX SECTION
                                     10/19/2001                               X   X   X
 P.O. BOX 1272
 LITTLE ROCK  AR  72203
 Creditor: 21286 - 03

                                                                                                          $.00              UNKNOWN

 SECRETARY OF REVENUE
                                     10/19/2001                               X   X   X
 P.O. BOX 91011
 BATON ROUGE  LA  70821-9011
 Creditor: 21384 - 03

                                                                                                          $.00              UNKNOWN

                                           Page 13 of 22                                                 $0.00                $0.00

In re: GREAT PACIFIC NW CRUISE LINE, L.L.C.           Case No:   01-10977 (EIK)

            SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

 Creditor's Name and                    Claim was incurred on or             Contingent                 Amount          Amount
 Mailing Address                        before the date listed below.                                   of Claim        Entitled to
 Including Zip Code                                                              Unliquidated                           Priority

                                        If claim is subject to                       Disputed
                                        setoff, so state.
                                                                                               Co-
                                                                                               Debt
                                     Date                        Amount

Sub Schedule                         TAXING AUTHORITIES
 SMITH, MARTHA CLERK & MASTER
                                     10/19/2001                               X   X   X
 HARDIN COUNTY COURTHOUSE
 SECOND FLOOR
 SAVANNAH  TN  38372
 Creditor: 21453 - 03

                                                                                                          $.00              UNKNOWN

 STATE INCOME TAX
                                     10/19/2001                               X   X   X
 P.O. BOX 8026
 LITTLE ROCK  AR  72203-8026
 Creditor: 21287 - 03

                                                                                                          $.00              UNKNOWN

 STATE OF ALABAMA
                                     10/19/2001                               X   X   X
 DEPARTMENT OF REVENUE
 SALES, USE & BUSINESS TAX DIVISION
 P.O. BOX 327710
 MONTGOMERY  AL  36132-7710
 Creditor: 21284 - 03

                                                                                                          $.00              UNKNOWN

 STATE OF ALABAMA
                                     10/19/2001                               X   X   X
 DEPARTMENT OF REVENUE
 INDIVIDUAL AND CORP TAX DIVISION
 P.O. BOX 327441
 MONTGOMERY  AL  36132-7441
 Creditor: 21283 - 03

                                                                                                          $.00              UNKNOWN

 STATE OF ALABAMA
                                     10/19/2001                               X   X   X
 DEPARTMENT OF REVENUE
 INDIVIDUAL AND CORP TAX DIVISION
 CORPORATE TAX SECTION
 P.O. BOX 327430
 MONTGOMERY  AL  36132-7430
 Creditor: 21282 - 03
                                                                                                          $.00              UNKNOWN

 STATE OF CONNECTICUT
                                     10/19/2001                               X   X   X
 DEPARTMENT OF REVENUE SERVICES
 P.O. BOX 2974
 HARTFORD  CT  06104-2974
 Creditor: 21292 - 03

                                                                                                          $.00              UNKNOWN

 STATE OF CONNECTICUT
                                     10/19/2001                               X   X   X
 DEPARTMENT OF REVENUE SERVICES
 25 SIGOURNEY STREET
 P.O. BOX 2970
 HARTFORD  CT  06104-2970
 Creditor: 21291 - 03

                                                                                                          $.00              UNKNOWN

 STATE OF CONNECTICUT
                                     10/19/2001                               X   X   X
 DEPARTMENT OF REVENUE SERVICES
 P.O. BOX 2935
 HARTFORD  CT  06104-2935
 Creditor: 21290 - 03

                                                                                                          $.00              UNKNOWN

 STATE OF FLORIDA
                                     10/19/2001                               X   X   X
 DEPARTMENT OF REVENUE
 5050 W TENNESSEE STREET
 TALLAHASSEE  FL  32399-0135
 Creditor: 21297 - 03

                                                                                                          $.00              UNKNOWN

                                           Page 14 of 22                                                 $0.00                $0.00


In re: GREAT PACIFIC NW CRUISE LINE, L.L.C.           Case No:   01-10977 (EIK)

            SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

 Creditor's Name and                    Claim was incurred on or             Contingent                 Amount          Amount
 Mailing Address                        before the date listed below.                                   of Claim        Entitled to
 Including Zip Code                                                              Unliquidated                           Priority

                                        If claim is subject to                       Disputed
                                        setoff, so state.
                                                                                               Co-
                                                                                               Debt
                                     Date                        Amount

Sub Schedule                         TAXING AUTHORITIES
 STATE OF FLORIDA
                                     10/19/2001                               X   X   X
 DEPARTMENT OF REVENUE
 5050 W TENNESSEE STREET
 TALLAHASSEE  FL  32399-0125
 Creditor: 21295 - 03

                                                                                                          $.00              UNKNOWN

 STATE OF FLORIDA COMPTROLLER
                                     10/19/2001                               X   X   X
 101 E. GAINES STREET
 3RD FLOOR
 TALLAHASSEE  FL  32399-0350
 Creditor: 21294 - 03

                                                                                                          $.00              UNKNOWN

 STATE OF HAWAII  TAX COLLECTOR
                                     10/19/2001                               X   X   X
 HAWAII DEPARTMENT OF TAXATION
 OAHU DISTRICT OFFICE
 P.O. BOX 3559
 HONOLULU  HI  96811-3559
 Creditor: 21301 - 03

                                                                                                          $.00              UNKNOWN

 STATE OF HAWAII  TAX COLLECTOR
                                     10/19/2001                               X   X   X
 HAWAII DEPARTMENT OF TAXATION
 OAHU DISTRICT OFFICE
 P.O. BOX 1530
 HONOLULU  HI  96806-1530
 Creditor: 21300 - 03

                                                                                                          $.00              UNKNOWN

 STATE OF HAWAII  TAX COLLECTOR
                                     10/19/2001                               X   X   X
 HAWAII DEPARTMENT OF TAXATION
 OAHU DISTRICT OFFICE
 P.O. BOX 1425
 HONOLULU  HI  96806-1425
 Creditor: 21299 - 03

                                                                                                          $.00              UNKNOWN

 STATE OF ILLINOIS
                                     10/19/2001                               X   X   X
 DEPARTMENT OF REVENUE
 RETAILER'S OCCUPATION TAX
 SPRINGFIELD  IL  62776-0001
 Creditor: 21307 - 03

                                                                                                          $.00              UNKNOWN

 STATE OF ILLINOIS
                                     10/19/2001                               X   X   X
 DEPARTMENT OF REVENUE
 P.O. BOX 19031
 SPRINGFIELD  IL  62794-9031
 Creditor: 21306 - 03

                                                                                                          $.00              UNKNOWN

 STATE OF ILLINOIS
                                     10/19/2001                               X   X   X
 DEPARTMENT OF REVENUE
 P.O. BOX 19008
 SPRINGFIELD  IL  62794-9008
 Creditor: 21305 - 03

                                                                                                          $.00              UNKNOWN

 STATE OF ILLINOIS
                                     10/19/2001                               X   X   X
 DEPARTMENT OF REVENUE
 P.O. BOX 6994
 CHICAGO  IL  60680-6994
 Creditor: 21303 - 03

                                                                                                          $.00              UNKNOWN

                                          Page 15 of 22                                                  $0.00                $0.00


In re: GREAT PACIFIC NW CRUISE LINE, L.L.C.           Case No:   01-10977 (EIK)

              SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

 Creditor's Name and                    Claim was incurred on or             Contingent                 Amount          Amount
 Mailing Address                        before the date listed below.                                   of Claim        Entitled to
 Including Zip Code                                                              Unliquidated                           Priority

                                        If claim is subject to                       Disputed
                                        setoff, so state.
                                                                                               Co-
                                                                                               Debt
                                     Date                        Amount

Sub Schedule                         TAXING AUTHORITIES
 STATE OF INDIANA
                                     10/19/2001                               X   X   X
 DEPARTMENT OF REVENUE
 100 NORTH SENATE AVENUE
 INDIANAPOLIS  IN  46204
 Creditor: 21310 - 03

                                                                                                          $.00              UNKNOWN

 STATE OF INDIANA
                                     10/19/2001                               X   X   X
 DEPARTMENT OF REVENUE
 P.O. BOX 7231
 INDIANAPOLIS  IN  46207-7231
 Creditor: 21309 - 03

                                                                                                          $.00              UNKNOWN

 STATE OF INDIANA
                                     10/19/2001                               X   X   X
 DEPARTMENT OF REVENUE
 100 NORTH SENATE AVENUE
 INDIANAPOLIS  IN  46204-2253
 Creditor: 21308 - 03

                                                                                                          $.00              UNKNOWN

 STATE OF IOWA
                                     10/19/2001                               X   X   X
 DEPT OF REVENUE AND FINANCE
 INCOME TAX RETURN PROCESSING
 HOOVER STATE OFFICE BUILDING
 DES MOINES  IA  50319-0120
 Creditor: 21312 - 03

                                                                                                          $.00              UNKNOWN

 STATE OF IOWA
                                     10/19/2001                               X   X   X
 DEPT OF REVENUE AND FINANCE
 CORP TAX RETURN PROCESSING
 P.O. BOX 10468
 DES MOINES  IA  50306-0468
 Creditor: 21311 - 03

                                                                                                          $.00              UNKNOWN

 STATE OF IOWA TREASURER
                                     10/19/2001                               X   X   X
 SALES/USE TAX PROCESSING
 P.O. BOX 10412
 DES MOINES  IA  50306-0412
 Creditor: 21313 - 03

                                                                                                          $.00              UNKNOWN

 STATE OF LOUISIANA
                                     10/19/2001                               X   X   X
 DEPT OF REVENUE & TAXATION
 UNCLAIMED PROPERTY SECTION
 PO BOX 91010
 BATON ROUGE  LA  70821-9010
 Creditor: 21475 - 03

                                                                                                          $.00              UNKNOWN

 STATE OF LOUISIANA
                                     10/19/2001                               X   X   X
 DEPARTMENT OF REVENUE
 P.O. BOX 3440
 BATON ROUGE  LA  70821-3440
 Creditor: 21383 - 03

                                                                                                          $.00              UNKNOWN

 STATE OF LOUISIANA
                                     10/19/2001                               X   X   X
 DEPARTMENT OF REVENUE
 P.O. BOX 3138
 BATON ROUGE  LA  70821-3138
 Creditor: 21382 - 03

                                                                                                          $.00              UNKNOWN

                                           Page 16 of 22                                                 $0.00                $0.00

In re: GREAT PACIFIC NW CRUISE LINE, L.L.C.           Case No:   01-10977 (EIK)

              SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

 Creditor's Name and                    Claim was incurred on or             Contingent                 Amount          Amount
 Mailing Address                        before the date listed below.                                   of Claim        Entitled to
 Including Zip Code                                                              Unliquidated                           Priority

                                        If claim is subject to                       Disputed
                                        setoff, so state.
                                                                                               Co-
                                                                                               Debt
                                     Date                        Amount

Sub Schedule                         TAXING AUTHORITIES

 STATE OF MAINE
                                     10/19/2001                               X   X   X
 REVENUE SERVICES
 24 STATE HOUSE STATION
 AUGUSTA  MA  04333-0024
 Creditor: 21388 - 03

                                                                                                          $.00              UNKNOWN

 STATE OF MAINE
                                     10/19/2001                               X   X   X
 REVENUE SERVICES
 INCOME/ESTATE TAX DIVISION
 P.O. BOX 1062
 AUGUSTA  MA  04332-1062
 Creditor: 21389 - 03

                                                                                                          $.00              UNKNOWN

 STATE OF MARYLAND
                                     10/19/2001                               X   X   X
 COMPTROLLER OF THE TREASURY
 110 CARROLL STREET
 ANNAPOLIS  MA  21411-0001
 Creditor: 21391 - 03

                                                                                                          $.00              UNKNOWN

 STATE OF MARYLAND COMPTROLLER
                                     10/19/2001                               X   X   X
 REVENUE ADMINISTRATION DIVISION
 ANNAPOLIS  MA  21411-0001
 Creditor: 21390 - 03

                                                                                                          $.00              UNKNOWN

 STATE OF MASSACHUSETTS
                                     10/19/2001                               X   X   X
 DEPARTMENT OF REVENUE
 P.O. BOX 7039
 BOSTON  MA  02204-7039
 Creditor: 21394 - 03

                                                                                                          $.00              UNKNOWN

 STATE OF MASSACHUSETTS
                                     10/19/2001                               X   X   X
 DEPARTMENT OF REVENUE
 P.O. BOX 7017
 BOSTON  MA  02204
 Creditor: 21393 - 03

                                                                                                          $.00              UNKNOWN

 STATE OF MASSACHUSETTS
                                     10/19/2001                               X   X   X
 DEPARTMENT OF REVENUE
 P.O. BOX 7005
 BOSTON  MA  02204
 Creditor: 21392 - 03

                                                                                                          $.00              UNKNOWN

 STATE OF MINNESOTA
                                     10/19/2001                               X   X   X
 DEPARTMENT OF REVENUE
 P.O. BOX 64622
 ST. PAUL  MI  55164-0622
 Creditor: 21396 - 03

                                                                                                          $.00              UNKNOWN

 STATE OF MINNESOTA
                                     10/19/2001                               X   X   X
 DEPARTMENT OF REVENUE
 MAIL STATION 1250
 ST. PAUL  MI  55145-1250
 Creditor: 21395 - 03

                                                                                                          $.00              UNKNOWN

                                           Page 17 of 22                                                 $0.00                $0.00

In re: GREAT PACIFIC NW CRUISE LINE, L.L.C.           Case No:   01-10977 (EIK)

              SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

 Creditor's Name and                    Claim was incurred on or             Contingent                 Amount          Amount
 Mailing Address                        before the date listed below.                                   of Claim        Entitled to
 Including Zip Code                                                              Unliquidated                           Priority

                                        If claim is subject to                       Disputed
                                        setoff, so state.
                                                                                               Co-
                                                                                               Debt
                                     Date                        Amount

Sub Schedule                         TAXING AUTHORITIES

 STATE OF MISSISSIPPI
                                     10/19/2001                               X   X   X
 TAX COMMISSION
 P.O. BOX 960
 JACKSON  MI  39205
 Creditor: 21398 - 03

                                                                                                          $.00              UNKNOWN

 STATE OF MISSOURI
                                     10/19/2001                               X   X   X
 DEPARTMENT OF REVENUE
 P.O. BOX 700
 JEFFERSON CITY  MI  65105-0700
 Creditor: 21403 - 03

                                                                                                          $.00              UNKNOWN

 STATE OF MISSOURI
                                     10/19/2001                               X   X   X
 DEPARTMENT OF REVENUE
 DIVISION OF TAXATION & COLLECTION
 P. O. BOX 840
 JEFFERSON CITY  MI  65105-0840
 Creditor: 21402 - 03

                                                                                                          $.00              UNKNOWN

 STATE OF NEW JERSEY
                                     10/19/2001                               X   X   X
 DIVISION OF TAXATION
 REVENUE PROCESSING CENTER
 P.O. BOX 666
 TRENTON  NJ  08646-0666
 Creditor: 21406 - 03

                                                                                                          $.00              UNKNOWN

 STATE OF NEW JERSEY
                                     10/19/2001                               X   X   X
 DIVISION OF TAXATION
 REVENUE PROCESSING CENTER
 P.O. BOX 194
 TRENTON  NJ  08647-0194
 Creditor: 21404 - 03

                                                                                                          $.00              UNKNOWN

 STATE OF NEW YORK
                                     10/19/2001                               X   X   X
 CORPORATION TAX
 PROCESSING UNIT
 P.O. BOX 1909
 ALBANY  NY  12201-1909
 Creditor: 21407 - 03

                                                                                                          $.00              UNKNOWN

 STATE OF NEW YORK
                                     10/19/2001                               X   X   X
 SALES TAX PROCESSING
 JAF BUILDING
 P.O. BOX 1205
 NEW YORK  NY  10116-1205
 Creditor: 21409 - 03

                                                                                                          $.00              UNKNOWN

 STATE OF NORTH CAROLINA
                                     10/19/2001                               X   X   X
 DEPARTMENT OF REVENUE
 P.O. BOX 25000
 RALEIGH  NC  27640-0500
 Creditor: 21412 - 03

                                                                                                          $.00              UNKNOWN

 STATE OF NORTH CAROLINA
                                     10/19/2001                               X   X   X
 DEPARTMENT OF REVENUE
 P.O. BOX 25000
 RALEIGH  NC  27640-0645
 Creditor: 21411 - 03

                                                                                                          $.00              UNKNOWN

                                           Page 18 of 22                                                 $0.00                $0.00

In re: GREAT PACIFIC NW CRUISE LINE, L.L.C.           Case No:   01-10977 (EIK)

              SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

 Creditor's Name and                    Claim was incurred on or             Contingent                 Amount          Amount
 Mailing Address                        before the date listed below.                                   of Claim        Entitled to
 Including Zip Code                                                              Unliquidated                           Priority

                                        If claim is subject to                       Disputed
                                        setoff, so state.
                                                                                               Co-
                                                                                               Debt
                                     Date                        Amount

Sub Schedule                         TAXING AUTHORITIES
 STATE OF NORTH CAROLINA
                                     10/19/2001                               X   X   X
 DEPARTMENT OF REVENUE
 P.O. BOX 25000
 RALEIGH  NC  27640-0700
 Creditor: 21410 - 03

                                                                                                          $.00              UNKNOWN

 STATE OF OHIO TREASURER
                                     10/19/2001                               X   X   X
 P.O. BOX 181140
 COLUMBUS  OH  43218-1140
 Creditor: 21415 - 03

                                                                                                          $.00              UNKNOWN

 STATE OF OHIO TREASURER
                                     10/19/2001                               X   X   X
 P.O. BOX 16561
 COLUMBUS  OH  43216-6561
 Creditor: 21414 - 03

                                                                                                          $.00              UNKNOWN

 STATE OF OHIO TREASURER
                                     10/19/2001                               X   X   X
 P.O. BOX 27
 COLUMBUS  OH  43266-0027
 Creditor: 21416 - 03

                                                                                                          $.00              UNKNOWN

 STATE OF OREGON
                                     10/19/2001                               X   X   X
 DEPARTMENT OF REVENUE
 PROPERTY TAX DIVISION
 955 CENTER STREET NE
 SALEM  OR  97301-2555
 Creditor: 21419 - 03

                                                                                                          $.00              UNKNOWN

 STATE OF OREGON
                                     10/19/2001                               X   X   X
 DEPARTMENT OF REVENUE
 P.O. BOX 14790
 SALEM  OR  97309-0470
 Creditor: 21418 - 03

                                                                                                          $.00              UNKNOWN

 STATE OF OREGON
                                     10/19/2001                               X   X   X
 DEPARTMENT OF REVENUE
 P.O. BOX 14260
 SALEM  OR  97309-5060
 Creditor: 21417 - 03

                                                                                                          $.00              UNKNOWN

 STATE OF PENNSYLVANIA
                                     10/19/2001                               X   X   X
 DEPARTMENT OF REVENUE
 DEPT. 280406
 HARRISBURG  PA  17128-0406
 Creditor: 21422 - 03

                                                                                                          $.00              UNKNOWN

 STATE OF PENNSYLVANIA
                                     10/19/2001                               X   X   X
 DEPARTMENT OF REVENUE
 BUREAU OF INDIVIDUAL TAXES
 DEPT. 280509
 HARRISBURG  PA  17128-0509
 Creditor: 21421 - 03

                                                                                                          $.00              UNKNOWN

                                           Page 19 of 22                                                 $0.00                $0.00

In re: GREAT PACIFIC NW CRUISE LINE, L.L.C.           Case No:   01-10977 (EIK)

              SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

 Creditor's Name and                    Claim was incurred on or             Contingent                 Amount          Amount
 Mailing Address                        before the date listed below.                                   of Claim        Entitled to
 Including Zip Code                                                              Unliquidated                           Priority

                                        If claim is subject to                       Disputed
                                        setoff, so state.
                                                                                               Co-
                                                                                               Debt
                                     Date                        Amount

Sub Schedule                         TAXING AUTHORITIES
 STATE OF PENNSYLVANIA
                                     10/19/2001                               X   X   X
 DEPARTMENT OF REVENUE
 BUREAU OF CORPORATION TAXES
 DEPT. 280427
 HARRISBURG  PA  17128-0427
 Creditor: 21420 - 03

                                                                                                          $.00              UNKNOWN

 STATE OF RHODE ISLAND
                                     10/19/2001                               X   X   X
 DIVISION OF TAXATION
 ONE CAPITOL HILL
 PROVIDENCE  RI  02908-5801
 Creditor: 21424 - 03

                                                                                                          $.00              UNKNOWN

 STATE OF RHODE ISLAND
                                     10/19/2001                               X   X   X
 ONE CAPITOL HILL
 STE 4
 PROVIDENCE  RI  02908-5802
 Creditor: 21425 - 03

                                                                                                          $.00              UNKNOWN

 STATE OF RHODE ISLAND
                                     10/19/2001                               X   X   X
 TAX ADMINISTRATOR
 ONE CAPITOL HILL
 PROVIDENCE  RI  02908-5811
 Creditor: 21426 - 03

                                                                                                          $.00              UNKNOWN

 STATE OF SOUTH CAROLINA
                                     10/19/2001                               X   X   X
 DEPARTMENT OF REVENUE
 SALES TAX RETURN
 COLUMBIA  SC  29214-0101
 Creditor: 21429 - 03

                                                                                                          $.00              UNKNOWN

 STATE OF SOUTH CAROLINA
                                     10/19/2001                               X   X   X
 DEPARTMENT OF REVENUE
 PARTNERSHIP RETURN
 COLUMBIA  SC  29214-0008
 Creditor: 21428 - 03

                                                                                                          $.00              UNKNOWN

 STATE OF SOUTH CAROLINA
                                     10/19/2001                               X   X   X
 DEPARTMENT OF REVENUE
 CORPORATION RETURN
 COLUMBIA  SC  29214-0100
 Creditor: 21427 - 03

                                                                                                          $.00              UNKNOWN

 STATE OF TENNESSEE
                                     10/19/2001                               X   X   X
 COMPTROLLER OF THE TREASURY
 OFFICE OF STATE ASSESSED PROPERTIES
 500 DEADERICK STREET - SUITE 500
 NASHVILLE  TN  37243-0281
 Creditor: 21448 - 03

                                                                                                          $.00              UNKNOWN

 STATE OF TENNESSEE
                                     10/19/2001                               X   X   X
 DEPARTMENT OF REVENUE
 ANDREW JACKSON STATE OFFICE BLDG
 500 DEADERICK STREET
 NASHVILLE  TN  37242
 Creditor: 21449 - 03

                                                                                                          $.00              UNKNOWN

                                           Page 20 of 22                                                 $0.00                $0.00

In re: GREAT PACIFIC NW CRUISE LINE, L.L.C.           Case No:   01-10977 (EIK)

              SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

 Creditor's Name and                    Claim was incurred on or             Contingent                 Amount          Amount
 Mailing Address                        before the date listed below.                                   of Claim        Entitled to
 Including Zip Code                                                              Unliquidated                           Priority

                                        If claim is subject to                       Disputed
                                        setoff, so state.
                                                                                               Co-
                                                                                               Debt
                                     Date                        Amount

Sub Schedule                         TAXING AUTHORITIES

 STATE OF VIRGINIA
                                     10/19/2001                               X   X   X
 DEPARTMENT OF TAXATION
 P.O. BOX 26626
 RICHMOND  VI  23261-6626
 Creditor: 21460 - 03

                                                                                                          $.00              UNKNOWN

 STATE OF VIRGINIA
                                     10/19/2001                               X   X   X
 DEPARTMENT OF TAXATION
 P.O. BOX 1500
 RICHMOND  VI  23218-1500
 Creditor: 21459 - 03

                                                                                                          $.00              UNKNOWN

 STATE OF WASHINGTON
                                     10/19/2001                               X   X   X
 DEPARTMENT OF REVENUE
 P.O. BOX 34054
 SEATTLE  WA  95124-1054
 Creditor: 21464 - 03

                                                                                                          $.00              UNKNOWN

 STATE OF WASHINGTON
                                     10/19/2001                               X   X   X
 DEPARTMENT OF REVENUE
 P.O. BOX 47473
 OLYMPIA  WA  98504-7473
 Creditor: 21463 - 03

                                                                                                          $.00              UNKNOWN

 STATE OF WASHINGTON
                                     10/19/2001                               X   X   X
 DEPARTMENT OF REVENUE
 SPECIAL PROGRAMS DIVISION
 MISCELLANEOUS TAX SECTION
 P.O. BOX 47477
 OLYMPIA  WA  98504-7477
 Creditor: 21462 - 03
                                                                                                          $.00              UNKNOWN

 STATE OF WASHINGTON
                                     10/19/2001                               X   X   X
 DEPARTMENT OF REVENUE
 SPECIAL PROGRAMS DIVISION
 COMMERCIAL VESSEL TAX
 P.O. BOX 47477
 OLYMPIA  WA  98504-7477
 Creditor: 21461 - 03
                                                                                                          $.00              UNKNOWN

 STATE OF WEST VIRGINIA
                                     10/19/2001                               X   X   X
 TAX DEPARTMENT
 INTERNAL AUDITING DIVISION
 P.O. BOX 1202
 CHARLESTON  WV  25324-1202
 Creditor: 21466 - 03

                                                                                                          $.00              UNKNOWN

 STATE OF WEST VIRGINIA
                                     10/19/2001                               X   X   X
  TAX DEPARTMENT
 INTERNAL AUDITING DIVISION
 P.O. BOX 3694
 CHARLESTON  WV  25336-3694
 Creditor: 21465 - 03

                                                                                                          $.00              UNKNOWN

 STATE OF WEST VIRGINIA
                                     10/19/2001                               X   X   X
 TAX DEPARTMENT
 INTERNAL AUDITING DIVISION
 P.O. BOX 425
 CHARLESTON  WV  25322-0425
 Creditor: 21470 - 03

                                                                                                          $.00              UNKNOWN

                                           Page 21 of 22                                                 $0.00                $0.00

In re: GREAT PACIFIC NW CRUISE LINE, L.L.C.           Case No:   01-10977 (EIK)

             SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

 Creditor's Name and                    Claim was incurred on or             Contingent                 Amount          Amount
 Mailing Address                        before the date listed below.                                   of Claim        Entitled to
 Including Zip Code                                                              Unliquidated                           Priority

                                        If claim is subject to                       Disputed
                                        setoff, so state.
                                                                                               Co-
                                                                                               Debt
                                     Date                        Amount

Sub Schedule                         TAXING AUTHORITIES

 STATE OF WEST VIRGINIA
                                     10/19/2001                               X   X   X
 TAX DEPARTMENT
 P.O. BOX 1826
 CHARLESTON  WV  25327-1826
 Creditor: 21469 - 03

                                                                                                               $.00         UNKNOWN

 STATE OF WEST VIRGINIA
                                     10/19/2001                               X   X   X
 TAX DEPARTMENT
 INTERNAL AUDITING DIVISION
 P.O. BOX 3694
 CHARLESTON  WV  25336-3694
 Creditor: 21468 - 03

                                                                                                               $.00         UNKNOWN

 STATE OF WEST VIRGINIA
                                     10/19/2001                               X   X   X
 TAX DEPARTMENT
 INTERNAL AUDITING DIVISION
 P.O. BOX 1071
 CHARLESTON  WV  25324-1071
 Creditor: 21467 - 03

                                                                                                               $.00         UNKNOWN

 STATE OF WISCONSIN
                                     10/19/2001                               X   X   X
 DEPARTMENT OF REVENUE
 BOX 93389
 MILWAUKEE  WI  53293-0389
 Creditor: 21474 - 03

                                                                                                               $.00         UNKNOWN

 STATE OF WISCONSIN
                                     10/19/2001                               X   X   X
 DEPARTMENT OF REVENUE
 P.O. BOX 8965
 MADISON  WI  53708-8965
 Creditor: 21473 - 03

                                                                                                               $.00         UNKNOWN

 STATE OF WISCONSIN
                                     10/19/2001                               X   X   X
 DEPARTMENT OF REVENUE
 P.O. BOX 8908
 MADISON  WI  53708-8908
 Creditor: 21472 - 03

                                                                                                               $.00         UNKNOWN

 STATE OF WISCONSIN
                                     10/19/2001                               X   X   X
 DEPARTMENT OF REVENUE
 P.O. BOX 59
 MADISON  WI  53785-0001
 Creditor: 21471 - 03

                                                                                                               $.00         UNKNOWN

 STATE PROCESSING CENTER
                                     10/19/2001                               X   X   X
 P.O. BOX 61000
 ALBANY  NY  12261-0001
 Creditor: 21408 - 03

                                                                                                               $.00         UNKNOWN

           Total Sub Schedule:                                                                          $237,778.32     $237,778.32

             Total Schedule E:                                                                          $237,778.32     $237,778.32

                                           Page 22 of 22                                                      $0.00           $0.00

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re:GREAT PACIFIC NW CRUISE LINE, L.L.C.          Case Number:01-10977 (EIK )

             SCHEDULE G -- EXECUTORY CONTRACTS AND UNEXPIRED LEASES

Describe all executory contracts of any nature and all unexpired leases of real or personal property. Include any timeshare interests.

State nature of debtor's interest in contract, i.e., "Purchaser," "Agent," etc. State whether debtor is the lessor or lessee of a lease.

Provide the names and complete mailing addresses of all other parties to each lease or contract described.

NOTE: A party listed on this schedule will not receive notice of the filing of this case unless the party is also scheduled in the appropriate schedule of creditors.

LISTING A CONTRACT OR AGREEMENT ON THIS SCHEDULE DOES NOT CONSTITUTE AN ADMISSION THAT SUCH CONTRACT OR AGREEMENT IS AN EXECUTORY CONTRACT OR UNEXPIRED LEASE OR THAT SUCH CONTRACT OR AGREEMENT IS VALID OR ENFORCEABLE. ANY AND ALL OF THE DEBTOR'S RIGHTS, CLAIMS AND CAUSES OF ACTION WITH RESPECT TO THE CONTRACTS AND AGREEMENTS LISTED ON THIS SCHEDULE ARE HEREBY RESERVED AND PRESERVED.

OMISSION OF A CONTRACT OR AGREEMENT FROM THIS SCHEDULE DOES NOT CONSTITUTE AN ADMISSION THAT SUCH OMITTED CONTRACT OR AGREEMENT IS NOT AN EXECUTORY CONTRACT OR UNEXPIRED LEASE. THE DEBTOR'S RIGHTS UNDER THE BANKRUPTCY CODE WITH RESPECT TO ANY SUCH OMITTED CONTRACT OR AGREEMENT ARE NOT IMPAIRED BY THE OMISSION. THIS SCHEDULE MAY BE AMENDED AT ANY TIME TO ADD ANY OMITTED CONTRACT OR AGREEMENT.

                                  See Attached

In re :  GREAT PACIFIC NW CRUISE LINE, L.L.C.        Case No:    01-10977 (EIK)

              Schedule G- Executory Contracts and Unexpired Leases

           Name and Mailing                         Description of Contract or Lease and Nature of Debtor's Interest,

           Address of Other Parties to                State Whether Lease is for Nonresidential Real Property. State

           Lease or Contract                          Contract Number of any Government Contract.

Sub Schedule                                                         MISCELLANEOUS CONTRACTS

ASCAP                                               MUSIC AGREEMENT
2690 CUMBERLAND PKWY STE 490
ATLANTA  GA  30339
Creditor: 7197

SESAC, INC.                                         MUSIC LICENSING AGREEMENT
421 W 54TH STREET
NEW YORK  NY  10019
Creditor: 7196

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re:GREAT PACIFIC NW CRUISE LINE, L.L.C.          Case Number:01-10977 (EIK )

                                   SCHEDULE H

Provide the information requested concerning any person or entity, other than a spouse in a joint case, that is also liable on any debts listed by debtor in the schedules of creditors. Include all guarantors and co-signers. In community property states, a married debtor not filing a joint case should report the name and address of the nondebtor spouse on this schedule. Include all names used by the nondebtor spouse during the six years immediately preceding the commencement of this case.

 CREDITOR                                           CODEBTOR

NONE                                                NONE


Page 1 of 1